Notes Receivable From Stockholder	12 Months Ended
Dec. 31, 2016
Related Party Transactions [Abstract]
Notes Receivable From Stockholder

9. Notes Receivable From Stockholder

Pursuant to a Loan and Security Agreement, dated March 18, 2011, we agreed to lend Dean A. Stoecker, the Chairman of our board of directors and Chief Executive Officer, or Borrower, up to $4.2 million, or Loan, in monthly advances of $0.1 million commencing on April 1, 2011. We were obligated to make the advances until the earlier of the termination of the Borrower’s employment agreement with us or November 1, 2017. The Loan bore interest on the outstanding principal balance at the applicable federal rate, as published monthly, and the accrued, but unpaid, interest was due and payable annually, or Annual Interest, by the Borrower no later than December 31 of each year. On or before December 31 of each year, we were obligated to pay the Borrower a bonus equal to the Annual Interest plus an amount equal to the estimated income taxes which the Borrower was required to pay on the bonus. In the event that we suspended the bonus for any reason, the Borrower’s obligation to pay the Annual Interest was also suspended until such time as we resumed payment of the bonus. The Loan was secured by our common stock held by an entity affiliated with the Borrower, or the Collateral Stock, and, prior to the Modification (as described below), was due and payable in full upon the sale of all shares of the Collateral Stock or, if less than all of the shares of the Collateral Stock were sold, the net proceeds from such sale were required to be paid to us towards repayment of the Loan.

On September 30, 2014, the terms of the Loan were modified, or the Modification, principally to (a) eliminate our obligation to make additional advances, (b) provide that the outstanding principal and accrued interest was due and payable upon the earlier of (i) the date that our unrestricted cash and cash equivalents was less than $15 million for more than thirty consecutive days, (ii) the date prior to the date we determine that the Loan would be deemed a prohibited loan under U.S. securities or other applicable laws, (iii) March 18, 2018, or (iv) the date of sale of any or all of the Collateral Stock, and (c) remove the restriction that limited our recourse solely to the Collateral Stock, resulting in the Loan becoming full recourse, or the Recourse Loan. The terms of the Loan were also modified to eliminate our obligations to pay the Borrower a bonus. Interest on the Loan balance continued to accrue monthly at the applicable federal rate. Concurrent with the Modification, the Borrower sold shares of common stock. As of December 31, 2015, an aggregate amount of approximately $2.3 million was outstanding pursuant to the Loan, including accrued, but unpaid, interest and 9.8 million shares held by the Borrower collateralized the Loan. The outstanding principal and accrued interest of approximately $2.3 million was fully repaid to us in November 2016.

We accounted for the original issuance of the Loan secured solely by shares of common stock as a repurchase of common stock and a concurrent grant of an option to purchase the shares of common stock, or the Note Option, with an effective exercise price equal to the borrowings under the Loan. The fair value of the Note Option was not material. We accounted for the Modification of the Loan as an exercise of the Note Option through the issuance of the Recourse Loan. Prior to the Modification, the Collateral Stock was treated as treasury stock and therefore was excluded from the basic net loss per share computations.